TIFF Investment Program (“TIP”)

Supplement dated April 15, 2015

to the TIFF Multi-Asset Fund (“MAF”) Summary Prospectus dated April 30, 2014,

as supplemented August 4, 2014, December 16, 2014, and January 26, 2015

This supplement provides new and additional information to the MAF summary prospectus dated April 30, 2014, as supplemented August 4, 2014 and December 16, 2014, and replaces the supplement dated January 26, 2015. You can find TIP’s prospectus, MAF’s summary prospectus, and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

The following replaces the information under the heading “Portfolio Management” on page 6 of the MAF summary prospectus:

  Portfolio Management

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, Inc.	Richard Flannery	Chief Executive Officer and Interim Chief Investment Officer	2015
	Trevor Graham	Managing Director	2013

Please keep this supplement for future reference.

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